UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 10, 2025

HNI Corporation
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-14225	42-0617510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 East Second Street
P. O. Box 1109
Muscatine, Iowa 52761-0071
(Address of principal executive offices)
(Zip Code)

(563) 272-7400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by HNI Corporation (“HNI” or the “Company”) on December 10, 2025, regarding the completion of the acquisition by HNI of Steelcase Inc. (“Steelcase”), pursuant to the Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), dated as of August 3, 2025, by and among HNI, Steelcase, Geranium Merger Sub I, Inc. (“Merger Sub Inc.”) and Geranium Merger Sub II, LLC (“Merger Sub LLC”).

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements of Steelcase as of and for the year ended February 28, 2025 are filed as Exhibit 99.2 hereto and are incorporated herein by reference. The financial statements of Steelcase as of and for the quarter ended August 29, 2025 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b) Pro-Forma Financial Information

The unaudited pro forma combined condensed statements of income for the year ended December 28, 2024 and the nine months ended September 27, 2025, giving effect to the Merger as if it had been consummated on December 31, 2023, the first day of the Company’s 2024 fiscal year, the unaudited pro forma combined condensed balance sheet as of September 27, 2025, giving effect to the Merger as if it had been consummated on September 27, 2025, and the related notes are attached as Exhibit 99.4 hereto and incorporated herein by reference.

(d) Exhibits

No.	Document Description
2.1* **
Agreement and Plan of Merger, by and among Steelcase Inc., HNI Corporation, Geranium Merger Sub I, Inc. and Geranium Merger Sub II, LLC, dated as of August 3, 2025 (incorporated herein by reference to Exhibit 2.1 to the Company’s Form 8-K, initially filed with the Commission on August 4, 2025)

4.1*	Indenture, dated December 10, 2025, relating to the 5.125% Notes due 2029, by and among HNI, the guarantors party thereto and U.S. Bank Trust Company, National Association
4.2*	Form of Global Note representing 5.125% Notes due 2029 (included in Exhibit 4.1)
10.1*
Amendment No. 2 to the Credit Agreement (dated as of September 5, 2025, and as amended by that certain Amendment No. 1, dated as of November 5, 2025), dated December 10, 2025, by and among HNI, as borrower, certain domestic subsidiaries of HNI, as guarantors, certain lenders and Wells Fargo Bank, National Association, as administrative agent.

99.1*	Press Release dated December 10, 2025
99.2	Audited consolidated balance sheets of Steelcase Inc. and its subsidiaries as of February 28, 2025 and February 23, 2024, the related consolidated statements of income, comprehensive income (loss), changes in shareholders' equity, and cash flows, for each of the three years in the period ended February 28, 2025, and the related notes and the schedule (incorporated by reference herein to Part II, Item 8 of Steelcase Inc's Annual Report on Form 10-K, initially filed on April 18, 2025 (File No. 001-13873))

99.3	Unaudited financial statements of Steelcase Inc. and its subsidiaries as of August 29, 2025 and February 28, 2025, and for each of the three and six months ended August 29, 2025 and August 23, 2024, and the related notes (incorporated by reference herein to Part I, Item I of Steelcase Inc's Quarterly Report on Form 10-Q, initially filed on September 26, 2025 (File No. 001-13873))

99.4
The unaudited pro forma combined condensed statements of income for the year ended December 28, 2024 and the nine months ended September 27, 2025 and the unaudited pro forma condensed combined balance sheet as of September 27, 2025.

* Previously filed as an exhibit to the Original Filing.
** Certain exhibits and schedule have been omitted pursuant to Item 601(b)(2) of Regulation S-K, and HNI agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request; provided that HNI may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HNI CORPORATION

Date: February 25, 2026	By:	/s/ Vincent P. Berger
Name: Vincent P. Berger
Title: Executive Vice President and Chief Financial Officer